SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 26, 2000



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

          Kansas                  1-04721                    48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas              66205
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (913) 624-3000



   (Former name or former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

Item 5.  Other Events

Agreement to Sell Interest in Global One Joint Venture

      On January 26, 2000, Sprint Corporation ("Sprint") announced that it had entered into a definitive agreement with Deutsche Telekom ("DT") and France Telecom ("FT") to sell Sprint's interest in Global One, the three companies' international telecommunications venture, for $1.13 billion in cash and the repayment of $276 million in debt. As part of the agreement, DT and FT have assumed sole responsibility for funding the needs of Global One.

      The agreement also includes provisions related to the investment of DT and FT in Sprint. Once the stockholders of Sprint vote on the merger of Sprint and MCI WorldCom, Inc., the following applies:

     - DT and FT will be relieved of certain significant limitations on transfers of their equity interests in Sprint FON Stock and Sprint PCS Stock.

     - DT and FT will relinquish their special rights as Class A stockholders and resign their seats on Sprint's board of directors.

     - Sprint will relinquish its first right to purchase the FON Stock and PCS Stock in the event of a sale by DT or FT but will retain certain consultation rights in conjunction with the sale.

      DT and FT have also agreed to vote their shares in favor of Sprint's merger with MCI WorldCom, Inc.

      The sale of Sprint's interest in Global One is expected to close within the next few months.

      Additional information concerning the agreement is contained in the news release relating to the sale, a copy of which is filed as
Exhibit 99A hereto and is incorporated herein by reference.

Fourth Quarter 1999 and Calendar Year 1999 Results Announced

      On February 1, 2000, Sprint announced fourth quarter 1999 and calendar year 1999 results in both its FON Group and its PCS Group. Information concerning the results is contained in the news release, a copy of which is filed as Exhibit 99B hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

          2     Master  Transfer  dated January 21, 2000,  between  and
                among France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH, Atlas Telecommunications, S.A., Sprint Corporation, Sprint Global Venture, Inc. and the JV Entities set forth on
                Schedule II thereto (including as Annexes the Modifications to the Joint Venture Agreement and the Proxy).

          99A News Release Relating to the Agreement to Sell Stake in Global One Venture.

          99B News Release Relating to Fourth Quarter 1999 and Calendar Year 1999 Results.


                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: February 1, 2000           By: /s Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary

                         EXHIBIT INDEX

Exhibit
Number    Description
Page

2 Master Transfer dated January 26, 2000, between and among France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GMBH, Atlas Telecommunications, S.A., Sprint Corporation, Sprint Global Venture, Inc. and the JV Entities set forth on
          Schedule II thereto (including as Annexes the Modifications to the Joint Venture Agreement and the Proxy).

99A       News  Release  Relating to the Agreement  to  Sell  Stake  in
          Global One Venture.

99B       News  Release  Relating to Fourth Quarter 1999  and  Calendar
          Year 1999 Results.